SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549




                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2004
                                                 ----------------

                       A.P. PHARMA, INC.
    ------------------------------------------------------
    (Exact name of Registrant as specified in its charter)


          DELAWARE                 1-16109          94-2875566
----------------------------    ----------    -----------------
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)  Identification No.)


       123 SAGINAW DRIVE, REDWOOD CITY, CALIFORNIA  94063
     --------------------------------------------------------
     (Address of principal executive offices)       (Zip code)

      Registrant's telephone number, including area code:
                       (650) 366-2626
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                             N/A
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)




               INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.

On August 12, 2004, the Registrant issued a press release announcing its preliminary clinical data results from the second part of the Phase 2 trial using APF112 for the treatment of pain following inguinal hernia procedures and initial Phase 1 data for APF530 that is designed to provide relief from chemotherapy-induced nausea and vomiting following a single subcutaneous injection. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits.

    (c)   Exhibits

   99.1   Press release dated August 12, 2004.



                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  A.P. PHARMA, INC.


Date:  August 12, 2004              By: /S/ Michael O'Connell
     ------------------                 ----------------------
                                        Michael P. J. O'Connell,
                                        President and Chief
                                        Executive Officer



                        EXHIBIT INDEX

99.1   Press release dated August 12, 2004.

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